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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  May 31, 2002
                                  ------------

                         Commission File Number 0-27756

                          Alexion Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                                         13-3648318
         -----------                                       -----------
 (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                        Identification No.)


                 352 Knotter Drive, Cheshire, Connecticut 06410
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 272-2596
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================
     Pursuant to this Form 8-K/A, the registrant amends "Item 4. Changes in Registrant's Certifying Accountant" of Form 8-K Current Report dated May 31, 2002 to clarify in the sixth paragraph that PricewaterhouseCoopers commenced its engagement on May 31, 2002.
================================================================================

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Item 4. Changes in Registrant's Certifying Accountant.

On May 29, 2002, Alexion Pharmaceuticals, Inc. ("the Company") decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants. This determination followed the Company's decision to seek proposals from other independent accountants to audit the Company's consolidated financial statements for the year ending July 31, 2002.

The decision not to renew the engagement of AA was made by the Board of Directors of the Company based upon a recommendation of its Audit Committee.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended July 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 31, 2001 and 2000 and through the date of this Current Report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 31, 2002, stating its agreement with such statements.

The Board of Directors, based upon a recommendation of its Audit Committee, will engage PricewaterhouseCoopers LLP as its independent auditors to audit the Company's consolidated financial statements for the year ending July 31, 2002. PricewaterhouseCoopers will commence its engagement on May 31, 2002 with the review of the Company's financial statements for the fiscal third quarter ended April 30, 2002.

During the two most recent fiscal years ended July 31, 2001 and 2000 and through May 31, 2002, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits
    --------
   Exhibit 16.1     Letter from Arthur Andersen LLP to        Filed with
                    The Securities and Exchange               this document
                    Commission                                dated May 31, 2002

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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALEXION PHARMACEUTICALS, INC.
                                           (registrant)


Date:  June 21, 2002                By: /s/   Leonard Bell, M.D.
                                       ---------------------------------

                                    Name: Leonard Bell, M.D.
                                    Title: Chief Executive Officer, Secretary
                                             and Treasurer (principal executive
                                             officer)


Date: June 21, 2002                 By: /s/   David W. Keiser
                                       ----------------------------------

                                    Name: David W. Keiser

                                    Title: President and Chief Operating Officer
                                             (principal financial officer)


 Date: June 21, 2002                By: /s/   Barry P. Luke
                                       ----------------------------------

                                    Name: Barry P. Luke

                                    Title: Vice President of Finance and
                                             Administration (principal
                                             accounting officer)